UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 3, 2011

Date of Report
(Date of earliest event reported)
HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
4300 North First Street
San Jose, CA 95134
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 3, 2011, Harmonic Inc. (“Harmonic” or the “Company”) filed a Form 8-K (the “Form 8-K”), disclosing the announcement of its unaudited financial results for the quarter and year ended December 31, 2010. The Company’s press release regarding those results was attached as an exhibit to the Form 8-K. The Company hereby amends the Form 8-K and the press release attached as an exhibit thereto to correct clerical errors in the table entitled, “Revenue Information,” attached to the press release, as follows: revenue by market, for the year ended December 31, 2010, is $105,949,000 and 25% of total revenue for Satellite and Telco and $79,395,000 and 19% of total revenue for Broadcast and Media. The Company is amending the press release and the Form 8-K to ensure accuracy and transparency in its disclosures. A copy of the amended press release is furnished as Exhibit 99.1 hereto, and the information in Exhibit 99.1 is incorporated herein by reference.
The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and this Current Report on Form 8-K and the exhibit furnished herewith shall not be incorporated by reference into any filing by Harmonic under the Securities Act of 1933, as amended, or under the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Harmonic Inc., issued on February 3, 2011, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2011	HARMONIC INC.

By:	/s/ Carolyn V. Aver
Carolyn V. Aver
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Harmonic Inc., issued on February 3, 2011, as amended.